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                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) - February 26, 1998





                            DRESSER INDUSTRIES, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)



           DELAWARE                       1-4003                  75-0813641
----------------------------       ---------------------     -------------------
(State or other jurisdiction       (Commission File No.)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


                     2001 ROSS AVENUE, DALLAS, TEXAS  75201
                    ----------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code (214) 740-6000

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     On February 26, 1998, Dresser Industries, Inc. ("Dresser") and Halliburton Company ("Halliburton") announced that they had entered into a definitive merger agreement in which Halliburton N.C., Inc., a wholly-owned subsidiary of Halliburton, will be merged into Dresser with the shareholders of Dresser receiving one newly issued share of Halliburton common stock for each Dresser common share. The transaction will be accounted for as a pooling of interests and is expected to be treated as tax-free to shareholders of Dresser's stock. The transaction is expected to be completed in the fall of 1998 and is subject to regulatory approvals in the United States, Europe and several other countries, shareholder approvals and customary closing conditions.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

     EXHIBITS

     20  News Release dated February 26, 1998.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 DRESSER INDUSTRIES, INC.



                                                 By: /s/ George H. Juetten
                                                     -------------------------
                                                     George H. Juetten
                                                     Senior Vice President and
                                                     Chief Financial Officer

March 2, 1998

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                                 EXHIBIT INDEX

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Exhibit No.                       Description
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    20                News Release dated February 26, 1998
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